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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 MARCH 12, 1997

                                 AMRESCO, INC.


          STATE OF DELAWARE                       0-8630                                59-1781257
      (STATE OF INCORPORATION)             (COMMISSION FILE NO.)             (IRS EMPLOYER IDENTIFICATION NO.)


                             700 NORTH PEARL STREET
                               SUITE 2400, LB 342
                                DALLAS, TX 75201
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 953-7700


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                                             Location of Exhibit Index - Page 4



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ITEM 5.           OTHER EVENTS.

         Senior Subordinated Notes Offering. On March 12, 1997, AMRESCO, INC. (the "Company") completed an underwritten public offering of $192.5 million aggregate principal amount of the Company's Senior Subordinated Notes, Series 1997-A due 2004 (the "Senior Subordinated Notes"). The Senior Subordinated Notes were registered pursuant to the Company's $250.0 million shelf registration statement, which was declared effective by the SEC on July 1, 1996. The Senior Subordinated Notes offering was the second takedown from such shelf registration statement. The first takedown was a $57.5 million offering of Senior Notes, Series 1996-A due 1999. The net proceeds (before deducting expenses) from the offering of the Senior Subordinated Notes aggregated approximately $186.6 million and were used to repay or reduce various bank borrowings. The Senior Subordinated Notes were sold to the public at 99.701% of their face amount with a 2.75% underwriting discount. Interest on the Senior Subordinated Notes will be payable semi-annually on March 15 and September 15 of each year, at a rate of 10% per annum beginning September 15, 1997. The Senior Subordinated Notes are not secured. The underwriters of this offering were Piper Jaffray Inc., Keefe, Bruyette & Woods, Inc., Legg Mason Wood Walker, Incorporated, McDonald & Company Securities, Inc. and Morgan Keegan & Company, Inc.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         The following documents are attached hereto as exhibits:

         (a)      Financial statements of business acquired -- not applicable.

         (b) Pro Forma Combined Condensed Financial Information -- not applicable.

         (c)      Exhibits:

                  4.1 Indenture, dated as of March 1, 1997, between the Company and Bank One, Columbus, N.A., as trustee.

                  4.2 Officers' Certificate and Company Order dated as of March 12, 1997, establishing the terms of the Senior Subordinated Notes.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMRESCO, INC.



Date:  March 24, 1997                   By:    /s/ L. KEITH BLACKWELL
                                               ---------------------------------
                                               Name:     L. Keith Blackwell
                                               Title:    Vice President, General
                                                         Counsel and Secretary



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                                 EXHIBIT INDEX


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Exhibit
Number                   DESCRIPTION OF EXHIBIT
-------                  ----------------------
  4.1              Indenture, dated as of March 1, 1997,
                   between the Company and Bank One,
                   Columbus, N.A., as trustee.

  4.2              Officers' Certificate and Company
                   Order dated as of March 12, 1997,
                   establishing the terms of the Senior
                   Subordinated Notes.
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